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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------




                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 1997


                                   ITEQ, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       DELAWARE                     1-10668                    41-1667001
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                          IDENTIFICATION NO.)


                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 713/285-2700
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 13, 1997, ITEQ, Inc. (the "Company") purchased all of the capital stock of Exell, Inc. ("Exell") for total cash consideration of approximately $7,900,000. In addition, the Company guaranteed the obligations of Exell under a real estate lease covering Exell's operating facility in Beaumont, Texas and agreed to purchase the property subject to certain contingencies. The Company funded the acquisition from available borrowings under its existing revolving credit facility.

         Exell specializes in the design, manufacturer and repair of shell and tube heat exchangers and is a competitor of the Company's Ohmstede, Inc. operation. For its fiscal year ended September 30, 1996, Exell reported revenues of approximately $24,300,000. The transaction will be accounted for using the purchase method of accounting.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. As of the date of this Form 8-K, it is impracticable for the Company to file the required financial statements of the acquired business. The Company intends to file such required information as soon as the financial statements become available but in any event not later than October 27, 1997.

         (b) Pro Forma Financial Information. As of the date of this Form 8-K, it is impracticable for the Company to file the pro forma information with respect to the acquired business. The information required hereunder will be filed concurrently with the filing of the financial statements discussed above.

         (c)   Exhibits.


            EXHIBIT NO.             EXHIBIT

               10.1 Stock Purchase Agreement, dated April 24, 1997, among the owners of Exell and the Company. (Incorporated by reference to Exhibit 10.16 of Amendment No. 2 to the Company's Registration Statement on Form S-2 (No. 333-23245)).

               10.2 First and Second Amendment to Exell Stock Purchase Agreement among the owners of Exell and the Company. (Incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the Quarter ended June 30, 1997).

               10.3 Lease, dated August 13, 1997, among Beaumont Franklin Street Properties, L.L.C. ("BFSP"), Neches Street Properties, L.L.C. ("NSP") and Exell (Filed herewith).


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            EXHIBIT NO.             EXHIBIT

               10.4 Purchase and Sale Agreement, dated as of the Effective Date (as defined therein), between Babel, Miller & Blackwell Partnership (the "Partnership") and the Company (Filed herewith).

               10.5 First Amendment to Purchase and Sale Agreement, effective August 13, 1997, among the Partnership, BFSP, NSP and the Company (Filed herewith).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   ITEQ, INC.


                                   By:   /s/ Lawrance W. McAfee
                                      -----------------------------------------
                                               Lawrance W. McAfee
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary



                                   By:   /s/ KATHRYN S. HENDERSON
                                      ----------------------------------------
                                               Kathryn S. Henderson
                                               Corporate Controller
                                               and Assistant Secretary


Date: August 28, 1997




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                               INDEX TO EXHIBITS

            EXHIBIT NO.             EXHIBIT
               10.1   Stock Purchase Agreement, dated April 24, 1997, among the
                      owners of Exell and the Company. (Incorporated by
                      reference to Exhibit 10.16 of Amendment No. 2 to the
                      Company's Registration Statement on Form S-2 (No.
                      333-23245)).

               10.2   First and Second Amendment to Exell Stock Purchase
                      Agreement among the owners of Exell and the Company.
                      (Incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the Quarter ended June 30, 1997).

               10.3   Lease, dated August 13, 1997, among Beaumont Franklin
                      Street Properties, L.L.C. ("BFSP"), Neches Street
                      Properties, L.L.C. ("NSP") and Exell (Filed herewith).

               10.4   Purchase and Sale Agreement, dated as of the Effective
                      Date (as defined therein), between Babel, Miller &
                      Blackwell Partnership (the "Partnership") and the
                      Company (Filed herewith).

               10.5 First Amendment to Purchase and Sale Agreement, effective August 13, 1997, among the Partnership, BFSP,
                      NSP and the Company (Filed herewith).